ESCROW AGREEMENT

                           dated as of August 28, 1997

                                 by and between

                    MISSISSIPPI BUSINESS FINANCE CORPORATION
             (Acting for and on behalf of the State of Mississippi)

                                       and

                              MERIDIAN LAMPS, INC.

                                       and

                               BANK OF MISSISSIPPI
                              Jackson, Mississippi
                                 as Escrow Agent

                                       for

                              STATE OF MISSISSIPPI
                       $1,605,000 GENERAL OBLIGATION BONDS
              (MISSISSIPPI SMALL ENTERPRISE DEVELOPMENT ACT ISSUE)
                                 1994 SERIES GG
                             DATED NOVEMBER 1, 1994


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         THIS ESCROW AGREEMENT (the "Escrow Agreement") made and entered into as of August 28, 1997, by and between the MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation of the State of Mississippi (acting for and on behalf of the State of Mississippi (the "State")) ("MBFC"), MERIDIAN LAMPS, INC., a
Florida corporation qualified to do business in the State (the "Company"), and BANK OF MISSISSIPPI, Jackson, Mississippi, as Escrow Agent hereunder (the
"Escrow Agent"):

                                   WITNESSETH

         WHEREAS, the State did heretofore issue its General Obligation Bonds, 1994 Series GG, in the original principal amount of $1,605,000, dated November 1, 1994 (the "Bonds"), pursuant to resolutions dated September 20, 1994 and October 25, 1994 (together, the "Bond Resolution"), for the Bonds, and the proceeds of said Bonds were loaned to the Company pursuant to the terms and conditions of that certain Loan Agreement dated as of November 1, 1994 by and between MBFC, acting for and on behalf of the State, the Company and the Bank of Mississippi, as Servicing Trustee (the "Trustee"); and

         WHEREAS, the Company intends to prepay the Note under the Loan Agreement; and

         WHEREAS, the Company intends to deposit in trust with the Escrow Agent cash and/or Escrowed Securities (as hereinafter defined), the principal of and the interest on which when due will provide moneys which, together with any cash deposited in the Escrow Fund (as hereinafter defined), will be sufficient to prepay the Note in full under the Loan Agreement in an amount necessary to pay the principal and interest due on the Defeased Bonds from November 1, 1997, to November 1, 1999, both inclusive, and to redeem on November 1, 1999, the Defeased Bonds maturing on or after November 1, 1999, at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to such redemption date; and

         WHEREAS, in order to deposit such amount of cash and/or Escrowed Securities in trust, MBFC has authorized the use of the amount of $1,504,287 received by the Company (the "Defeasance Moneys"); and

         WHEREAS, an amount equal to the principal and accrued interest on the Defeased Bonds coming due on each payment date under the Loan Agreement shall be paid by the Escrow Agent as directed in this Escrow Agreement to be ultimately applied to the payment of such principal and interest on the Bonds; and

         WHEREAS, following such payment by the Company, the Company hereby directs the Escrow Agent to apply the Defeasance Moneys in the Escrow Fund to the purchase of the Escrowed Securities, the principal amount of which will mature and produce investment income and earnings at such times and in such amounts, together with certain amounts held as cash in the Escrow Fund, as will be sufficient to pay all of the principal of and interest on the Defeased Bonds when due, whether at maturity or upon redemption in accordance with the provisions of the Loan Agreement; and

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         WHEREAS, in order to provide for the proper and timely application of the moneys and Escrowed Securities deposited in the Escrow Fund to the payment of the Defeased Bonds, it is necessary to enter into this Escrow Agreement with the Escrow Agent on behalf of the holders from time to time of the Defeased Bonds.

         NOW, THEREFORE, MBFC and the Company, in consideration of the foregoing and the mutual covenants herein set forth and in order to secure the payment of the principal and interest on all of the outstanding Defeased Bonds according to their tenor and effect, does by these presents hereby grant, warrant, demise, release, convey, assign, transfer, alienate, pledge, set over and confirm unto the Escrow Agent, and to its successors in the trusts hereby created, and to it and its assigns forever, all and singular, the property hereinafter described, to wit:

                                   DIVISION I.

         All right, title and interest of MBFC and the Company in and to the Defeasance Moneys and all other amounts on deposit from time to time in the Escrow Fund.

                                  DIVISION II.

         All right, title and interest of MBFC and the Company, respectively, in and to all income, earnings and principal receipts derived from or accruing to the Escrowed Securities purchased from the money described in Division I hereof and more particularly described in Schedule A attached hereto and made a part hereof.

                                  DIVISION III.

         Any and all other property which is by the express provisions of this Escrow Agreement required to be subject to the pledge hereof, and any additional property of every kind and nature, from time to time hereafter, by delivery or by writing of any kind, conveyed, pledged, assigned or transferred as and for additional security hereunder, by MBFC and the Company or by anyone on their behalf, and the Escrow Agent is hereby authorized to receive the same at any time as additional security hereunder.

         TO HAVE AND TO HOLD, all and singular, the foregoing trust estate, including all additional property which by the terms hereof has or may become subject to the terms of this Escrow Agreement, unto the Escrow Agent, and its successors and assigns, forever in trust, however, for the benefit and security of the holders from time to time of the Defeased Bonds; but if the Defeased Bonds shall be fully and promptly paid when due in accordance with the terms thereof and hereof, then this Escrow Agreement shall be and become void and of no further force and effect; otherwise the same shall remain in full force and effect, upon the trusts and subject to the covenants and conditions hereinafter set forth.

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                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.1. DEFINITION. In addition to words and terms elsewhere defined in this Escrow Agreement, the following words and terms as used in this Escrow Agreement shall have the following meanings, unless some other meaning is plainly intended:

         "Act" means the Small Enterprise Development Act appearing as Section 57-71-1, ET SEQ., Mississippi Code of 1972, as from time to time amended.

         "Bank" shall mean SunTrust Bank, Central Florida, National Association, formerly known as SunBank, National Association, which issued the Letter of Credit.

         "Board" shall mean the Board of Directors of the Mississippi Business Finance Corporation.

         "Bond Counsel" shall mean Crosthwait Terney, PLLC, or any other nationally recognized attorneys on the subject of municipal bonds.

         "Bonds" shall mean the State's General Obligation Bonds, 1994 Series GG, in the original principal amount of $1,605,000 dated November 1, 1994.

         "Bond Resolution" shall collectively mean the resolutions adopted on September 20, 1994 and October 25, 1994, by the State Bond Commission pursuant to which the Bonds were issued.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Company" shall mean Meridian Lamps, Inc., a Florida corporation qualified to do business in Mississippi.

         "Defeased Bonds" shall mean the Bonds in the aggregate principal amount of $1,465,000 which constitute Bonds maturing (1) on November 1, 1997, November 1, 1998, and November 1, 1999, and (2) after November 1, 1999, and which shall be redeemed on the Redemption Date at the Redemption Price.

         "Defeasance Moneys" shall mean $1,504,287 received by the Escrow Agent from the Company which amount is identified by the Company as the amount to be applied to the defeasance of the Bonds.

         "Defeasance Resolution" shall mean the resolution adopted on July 16, 1997, by the Board authorizing and directing, among other things, prepayment of the Note pursuant to the Loan Agreement and the economic defeasance of the Defeased Bonds.

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         "Escrow Agent" shall mean Bank of Mississippi, Jackson, Mississippi as escrow agent hereunder.

         "Escrow Agreement" shall mean this Escrow Agreement dated as of August 28, 1997, by and between MBFC, the Company and the Escrow Agent.

         "Escrow Fund" shall mean the escrow fund established pursuant to
Section 2.1 of this Escrow Agreement.

         "Escrowed Securities" shall mean the Government Obligations purchased by the Escrow Agent pursuant to Section 2.1 hereof with moneys on deposit in the Escrow Fund.

         "Government Obligations" shall mean the noncallable direct general obligations of, or obligations the prompt payment of the principal of and interest on which are fully and unconditionally guaranteed by, the United States of America, including, but not limited to, United States Treasury Time Deposit Securities-State and Local Government Series.

         "Letter of Credit" shall mean the irrevocable direct pay Letter of Credit delivered by the Bank to the Trustee on account of the Company pursuant to the terms of the Loan Agreement.

         "Loan Agreement" shall mean the Loan Agreement dated November 1, 1994, among MBFC, the Trustee and the Company, as amended through the First Amendment to the Loan Agreement dated August 28, 1997, and any and all modifications, alterations, amendments and supplements made thereto.

         "MBFC" shall mean the Mississippi Business Finance Corporation, a body politic and corporate created and existing under and by virtue of the Act, and its successors and assigns, acting for and on behalf of the State.

         "Note" shall mean the Promissory Note of the Company issued by the Company to MBFC under the terms of the Loan Agreement.

         "Paying Agent" shall mean Deposit Guaranty National Bank, Jackson, Mississippi, in its capacity as paying agent for the Bonds.

         "Payment Date" shall mean the first day of May and November each year commencing November 1, 1997, provided, however, that if any such Payment Date shall fall on a Saturday, Sunday or other day on which the Trustee and the Bank are required or authorized by law to be closed, the payment due on such Payment Date shall be the next succeeding day which is not a Saturday, Sunday or other day the Trustee and the Bank are not required or authorized by law to be closed.

         "Redemption Date" shall mean with respect to the Defeased Bonds to be called at optional redemption, November 1, 1999.

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         "Redemption Price" shall mean with respect to the Defeased Bonds maturing after November 1, 1999, at a redemption price of 100% of the principal amount thereof plus accrued interest thereon to the Redemption Date.

         "Trust Estate," "trust estate" or "pledged property" shall mean the property, rights and interest of MBFC and the Company which are subject to the lien of this Escrow Agreement.

         "Trustee" shall mean Bank of Mississippi, as Servicing Trustee under the Loan Agreement.

         "Verification Agent" shall mean KPMG Peat Marwick, LLP, Houston, Texas.

         "Verification Report" shall mean the report prepared by the Verification Agent concerning, among other things, the sufficiency of the Escrowed Securities purchased pursuant to Section 2.1 hereof and the investment earnings thereon to pay the principal and interest on the Defeased Bonds as the same came due through and including November 1, 1999, and redeem the Defeased Bonds maturing on or after November 1, 1999, at the Redemption Price on the Redemption Date.

         "Written Request" with respect to MBFC shall mean a request in writing signed by the Executive Director or Secretary of MBFC, or by any other member, officer or employee of the MBFC duly authorized by the Board and satisfactory to the Escrow Agent.

         Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number shall include the plural number and vice versa unless the context shall otherwise indicate. The word "person" shall include corporations, associations, natural persons and public bodies unless the context shall otherwise indicate. Reference to a person other than a natural person shall include its successors.

                                   ARTICLE II.

                   ESTABLISHMENT OF ESCROW FUND; FLOW OF FUNDS

         SECTION 2.1. CREATION OF ESCROW FUND: PURCHASE OF ESCROWED SECURITIES. There is hereby created and established with the Escrow Agent a special and irrevocable trust fund designated the State of Mississippi General Obligation Small Enterprise Development Act Escrow Fund (the "Escrow Fund") to be held in the custody of the Escrow Agent separate and apart from other funds of MBFC and the Company or the Escrow Agent. The Escrow Fund shall be administered pursuant to this Escrow Agreement.

         As of the date of this Escrow Agreement, the Company shall cause to be deposited with the Escrow Agent, and the Escrow Agent acknowledges receipt in the form of immediately available moneys, the Defeasance Moneys, in the amount to be deposited in the Escrow Fund. The Escrow Agent shall use moneys on deposit in the Escrow Fund to purchase the Escrowed

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Securities described in the schedule attached as Schedule A hereto. The
Verification Report shall show, among other things, that the Escrowed Securities will mature in principal amounts and earn income and earnings at such times so that sufficient moneys will be available, together with cash, if any, in the Escrow Fund, to pay, without reinvestment, the principal of, premium and interest on the Defeased Bonds as the same comes due under the Loan Agreement, whether at maturity or upon redemption, in accordance with the debt service schedule for the Defeased Bonds set forth in Schedule B hereto.

         SECTION 2.2. IRREVOCABLE TRUST CREATED. The deposit of moneys and Escrowed Securities in the Escrow Fund shall constitute an irrevocable deposit of such moneys and Escrowed Securities for the benefit of the holders of the Defeased Bonds, except as provided herein with respect to amendments permitted under Section 4.1 hereof. The holders of the Defeased Bonds shall have an express lien on all moneys and principal of and earnings on the Escrowed Securities deposited in the Escrow Fund until applied in accordance with this Escrow Agreement. The matured principal of the Escrowed Securities and the interest thereon shall be held in trust by the Escrow Agent for the payment of the principal of and interest on the Defeased Bonds as the same become due and payable under the Loan Agreement.

         SECTION 2.3. INSUFFICIENT MONEYS; EXCESS DEPOSITS. If the Escrow Agent determines that the moneys on deposit in the Escrow Fund are insufficient to purchase the Escrowed Securities, the Escrow Agent shall immediately notify MBFC and the Company of the amount of such insufficiency, and the Company shall, within three (3) business days of such notification, deposit into the Escrow Fund moneys equal to such insufficiency. If, following the acquisition of the Escrowed Securities, the Escrow Agent determines that there is on deposiit in the Escrow Fund cash in excess of the amount necessary to pay all of the principal of and interest on the Defeased Bonds, all as reflected in the Verification Report, the Escrow Agent shall pay such amount to the Company. The Escrow Agent shall give MBFC and the Company written notice of the amount of such excess cash to be paid to the Company.

         SECTION 2.4. PURCHASE OF ESCROWED SECURITIES. The Escrow Agent shall purchase the Escrowed Securities solely from the moneys deposited in the Escrow Fund. The Escrow Agent shall apply the moneys deposited in the Escrow Fund, and the Escrowed Securities purchased therewith, together with all income or earnings thereon, in accordance with the provisions hereof. The Escrow Agent shall have no power or duty to invest any moneys held hereunder or to make substitutions of the Escrowed Securities held hereunder or to sell, transfer or otherwise dispose of the Escrowed Securities acquired hereunder except as provided in this Escrow Agreement.

         SECTION 2.5. SUBSTITUTION OF ESCROWED SECURITIES. Notwithstanding any other provision of this Escrow Agreement, at the Written Request of MBFC and the Company and upon compliance with the conditions hereinafter stated, the Escrow Agent shall have the power to sell, transfer, otherwise dispose of or request the redemption of the Escrowed Securities held hereunder and to substitute therefor other Government Obligations; provided, however, the foregoing may be effected only if, (i) the substitution of the other Government Obligations for the Escrowed Securities occurs simultaneously; (ii) the amounts of and dates on which the

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anticipated transfers from the Escrow Fund to the Trustee to the Paying Agent for the payment of principal of, premium and interest on the Defeased Bonds will not be diminished or postponed thereby; (iii) the Escrow Agent shall receive from a nationally recognized independent certified public accountant firm a written certification satisfactory to the Escrow Agent that, immediately after such substitution, the principal of and the interest on the Government Obligations in the Escrow fund when due and paid will, together with any other moneys held for such purpose, be sufficient to pay the principal of, premium and interest on the Defeased Bonds when due upon maturity or redemption in accordance with this Escrow Agreement; and (iv) the Escrow Agent shall receive an opinion from Bond Counsel to the effect that the disposition and substitution or purchase of such Government Obligations will not, under the statutes, rules, regulations and court decisions then in force and applicable to the Bonds, impair the exclusion of the interest on the Bonds from gross income of the holders thereof for federal income tax purposes and that the conditions of this
Section 2.5 have been satisfied. Any surplus moneys resulting from the sale, transfer, other disposition or redemption of the Escrowed Securities held hereunder and the substitution of other Government Obligations therefor, shall be released from the Trust Estate and shall be transferred to the Company.

         MBFC and the Company hereby covenant and agree that it will not request the Escrow Agent to exercise any of the powers described in the preceding paragraph in any manner which will cause the Bonds to be or become arbitrage bonds within the meaning of Section 148(a) of the Code and the regulations thereunder in effect on the date of such request and applicable to obligations issued on the issue date of the Bonds. The Escrow Agent shall purchase such substituted securities with the proceeds derived from the maturity, sale, transfer, disposition or redemption of the Escrowed Securities held hereunder or from other moneys available.

         SECTION 2.6. TRANSFERS FROM ESCROW FUND. As the principal of the Escrowed Securities set forth in Schedule A (subject to the reinvestment, if any, of the principal and interest made pursuant to Section 2.7 and the application of investment earnings in accordance with Section 2.7), shall mature and be paid, and the investment income and earnings thereon are paid, the Escrow Agent shall:

         (a) Following the Escrow Agent's receipt of written notice from the Trustee that the Bank has made any payment to the Trustee under the Letter of Credit and in accordance with Schedule B attached hereto, the Escrow Agent shall immediately reimburse the Bank from the Escrow Fund an amount equal to such payment made by the Bank to the Trustee; or

         (b) If written notice from the Trustee under (a) is not provided on or before the Payment Date, transfer from the Escrow Fund to the Trustee amounts sufficient to pay the principal of, premium and interest on the Defeased Bonds as the same shall come due, whether at maturity or upon redemption under the Loan Agreement. Such amounts shall be paid by the Trustee to MBFC to be paid by MBFC to the State Treasurer's office to be applied for the payment of the principal of, premium and interest on the Defeased Bonds for the equal and ratable benefit of the holders of the Defeased Bonds.

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         SECTION 2.7. INVESTMENT OF CERTAIN MONEYS ON DEPOSIT IN ESCROW FUND.
Any moneys on deposit from time to time in the Escrow Fund after the initial purchase of the Escrowed Securities as set forth in Sections 2.1 and 2.4 hereof until such time that such moneys are needed may be invested and reinvested in Government Obligations maturing no later than the Redemption Date of the Defeased Bonds, or for such periods or at such interest rates that the Escrow Agent shall be directed to invest by a Written Request of MBFC and the Company which periods or interest rates shall also be set forth in an opinion from Bond Counsel to the effect that the reinvestment of such moneys and the interest rates on such moneys will not, under the statutes, rules and regulations then in force and applicable to obligations issued on the date of issuance of the Bonds, cause the interest on the Defeased Bonds to be included in the gross income of the holders thereof for federal income tax purposes. In addition, the Escrow Agent shall receive from a nationally recognized independent certified public accounting firm a written certification satisfactory to the Escrow Agent that, immediately after such transaction, the principal of and the interest on the Government Obligations in the Escrow Fund when due and paid will, together with any other moneys held for such purpose, be sufficient to pay the principal of, premium and interest on the Defeased Bonds. Any surplus interest income, earnings or gain resulting from such reinvestment of moneys shall be released from the Trust Estate and transferred to the Company.

         SECTION 2.8. SECURITY FOR CASH BALANCES. Cash balances from time to time on deposit in the Escrow Fund, to the extent not insured by the Federal Deposit Insurance Corporation or its successor, shall be continuously secured by a pledge of direct obligation of, or obligations unconditionally guaranteed by, the United States of America, having a market value at least equal to such cash balances.

         SECTION 2.9. ESCROW FUND CONSTITUTES TRUST FUND. The Escrow Fund created and established pursuant to this Escrow Agreement shall be and constitute a trust fund for the purposes provided in this Escrow Agreement and shall be kept separate and distinct from all other funds of MBFC and the Company and the Escrow Agent and used only for the purposes and in the manner provided in this Escrow Agreement.

         SECTION 2.10. TRANSFER OF FUNDS AFTER ALL PAYMENTS REQUIRED BY THIS ESCROW AGREEMENT ARE MADE. After all of the transfers by the Escrow Agent to the Trustee for payment of the principal of, premium and interest on the Defeased Bonds have been made, all remaining moneys, Escrowed Securities and/or Government Obligations, together with any income and interest thereon, in the Escrow Fund shall be transferred by the Escrow Agent to the Company; provided, however, that no such transfer shall be made until all of the principal of, premium and interest on the outstanding series Defeased Bonds have been paid in full.

         SECTION 2.11. DEFEASANCE NOTICE AND ADDITIONAL NOTICES. MBFC will provide written notice of the prepayment under Section 8.01 of the Loan Agreement to the State Treasurer of the State and, as provided in Section 8.01 of the Loan Agreement, direct the redemption of the Bonds at the earliest redemption date, November 1, 1999, at a redemption price of principal plus accrued interest. MBFC, for and on behalf of the State, and the Company, and in order to accomplish the redemption of the Bonds at the earliest call date,

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hereby authorize and direct the Escrow Agent to provide the notices of optional redemption for the Bonds to the Paying Agent necessary to redeem the Bonds callable on November 1, 1999, the first call date as required in the Bond Resolution, which notices shall include a follow-up notice of optional redemption of the Bonds to the Paying Agent prior to the Redemption Date.

                                  ARTICLE III.

                           CONCERNING THE ESCROW AGENT

         SECTION 3.1. APPOINTMENT OF THE ESCROW AGENT. MBFC and the Company hereby appoint Bank of Mississippi, Jackson, Mississippi, as the Escrow Agent under this Escrow Agreement.

         SECTION 3.2. ACCEPTANCE BY ESCROW AGENT. By execution of this Escrow Agreement, the Escrow Agent accepts the duties and obligations as escrow agent hereunder. The Escrow Agent further represents that it has all requisite power, and has taken all corporate actions necessary to execute the trust hereby created.

         SECTION 3.3. LIABILITY OF ESCROW AGENT. The Escrow Agent shall not be liable in connection with the performance of its duties hereunder except for its own negligent action, its own negligent failure to act or its own willful misconduct.

         The Escrow Agent shall not be liable for any loss resulting from any investment made pursuant to the terms and provisions of this Escrow Agreement. The Escrow Agent shall have no lien, security interest or right of set-off whatsoever upon any of the moneys or investments in the Escrow Fund for the payment of fees and expenses for services rendered by the Escrow Agent under this Escrow Agreement.

         The Escrow Agent shall not be liable for the accuracy of the calculations as to the sufficiency of moneys and of the principal amount of and earnings on the Escrowed Securities and any other Government Obligations held in the Escrow Fund to pay the Defeased Bonds. So long as the Escrow Agent applies any moneys, the Escrowed Securities, any other Government Obligations and the interest earnings therefrom to pay the Defeased Bonds as provided herein, and complies fully with the terms of this Escrow Agreement, the Escrow Agent shall not be liable for any deficiencies in the amounts necessary to pay the Defeased Bonds caused by such calculations. In the event the amount on deposit in the Escrow Fund is insufficient to pay the principal of, premium and interest on the Defeased Bonds at the times required hereunder, MBFC and the Company shall, upon receipt of notice of the same from the Escrow Agent, promptly provide or cause to be provided to the Escrow Agent the amount of such deficiency.

         In the event of the Escrow Agents failure to account for any of the Escrowed Securities, other Government Obligations or moneys received by it, such Escrowed Securities, other Government Obligations or moneys shall be and remain in trust for the holders of the Defeased Bonds as herein provided.

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         SECTION 3.4. PERMITTED ACTS. The Escrow Agent and its officers and directors may acquire and hold, or become the owner or pledgee of or may deal in the Bonds as fully and with the same rights as if it were not the Escrow Agent.

         SECTION 3.5. RESIGNATION OF ESCROW AGENT. The Escrow Agent or any successor escrow agent at the time acting hereunder, may at any time resign and be discharged from the duties and obligations of the trust hereby created by giving 60 days' written notice to MBFC and the Company and to the registered holders of the Defeased Bonds. Upon receiving such notice of resignation, MBFC with the consent of the Company shall promptly appoint a successor escrow agent by an instrument in writing.

         SECTION 3.6. REMOVAL OF ESCROW AGENT. Upon the Written Request of MBFC and the Company, the Escrow Agent may be removed at any time if, (i) the Escrow Agent shall cease to be an eligible escrow agent in accordance with the provisions of Section 3.7 hereof and shall fail to resign after Written Request therefor from the MBFC and the Company or from any registered holder of Defeased Bonds who has been a bona fide holder of a Defeased Bond for at least six (6) months, or (ii) the Escrow Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Escrow Agent or of its property shall be appointed, or any public officer shall take charge or control of the Escrow Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Such written Request of the MBFC and the Company shall also appoint a successor escrow agent.

         Any removal of the Escrow Agent and appointment of a successor escrow agent shall become effective upon acceptance of appointment by the successor escrow agent in the manner provided in Section 3.8 hereof.

         SECTION 3.7. APPOINTMENT OF SUCCESSOR ESCROW AGENT: QUALIFICATIONS OF ESCROW AGENT. If no successor escrow agent shall have been appointed by MBFC and the Company and shall have accepted such appointment within thirty (30) days after MBFC and the Company receive written notice of resignation from the Escrow Agent, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent, or any registered holder of the Defeased Bonds who has been a bona fide holder for at least six (6) months may, on behalf of himself and others similarly situated, petition any such court for the appointment of a successor escrow agent. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor escrow agent. Any resignation by the Escrow Agent and appointment of a successor escrow agent shall become effective upon acceptance of appointment by the successor escrow agent in accordance with Section 3.8 hereof.

         The Escrow Agent and any successor escrow agent appointed under the provisions of this Escrow Agreement shall be a corporation or national banking association organized and doing business under the laws of the United States or any state authorized under such laws to exercise corporate trust powers, having its principal office and place of business in any state, having a combined capital and surplus of at least $50,00O,00O, and subject to supervision or examination by federal or state authority. If such corporation or national banking association published reports of condition at least annually pursuant to law or to the requirements of any supervising

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

or examining authority above referred to, then the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Escrow Agent shall cease to be eligible in accordance herewith, the Escrow Agent shall resign immediately in the manner and with the effect specified in Section 3.5.

         SECTION 3.8. VESTING OF TRUSTS IN SUCCESSOR ESCROW AGENT. Any successor escrow agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to MBFC and the Company, an instrument in writing accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Escrow Agent shall become effective; and such successor escrow agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor in the trusts hereunder, with like effect as if originally named as Escrow Agent herein. Upon request of any such successor escrow agent, MBFC and the Company shall execute any and all instruments in writing for more fully and certainly vesting in and conforming to such successor escrow agent all such rights, powers and duties.

         Upon acceptance of appointment by a successor escrow agent as heretofore provided, MBFC shall publish notice of the succession of such escrow agent to the trust hereunder. Such notice shall be published at least once in a newspaper or financial journal of general circulation published in Jackson, Mississippi. If MBFC fails to publish such notice within ten (10) days after acceptance of appointment by the successor escrow agent, the successor escrow agent shall cause such notice to be published at the expense of the Company.

         Any corporation or national banking association into which the Escrow Agent may be merged or with which it may consolidate or any corporation or national banking association resulting from any merger or consolidation to which the Escrow Agent shall be a party, or any corporation or national banking association succeeding to the business of the Escrow Agent, shall be the successor to the Escrow Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such successor escrow agent shall be eligible under the provisions hereof.

         SECTION 3.9. RECEIPT OF PROCEEDINGS. Receipt of a true and correct copy of the Bond Resolution is hereby acknowledged by the Escrow Agent, and reference herein to or citation herein of any provision of such document shall be deemed to incorporate the same as a part hereof in the same manner and with the same of effect as if it were fully set forth herein.

         SECTION 3.10. ARRANGEMENTS FOR PAYMENT OF FEES AND EXPENSES OF ESCROW AGENT. The Escrow Agent hereby acknowledges that the Company has paid, caused to be paid or made arrangements satisfactory to the Escrow Agent for payment of all fees and expenses of the Escrow Agent hereunder until the Defeased Bonds are paid. If such arrangements for fees and expenses shall include a prepayment of all or part thereof, then if the Escrow Agent resigns or is removed in accordance with Section 3.5 or 3.6 hereof, the Escrow Agent agrees to return to the Company that portion of the prepaid fee which is attributable to that part of the trust which is then still to be administered.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         SECTION 4.1. AMENDMENTS TO THIS ESCROW AGREEMENT. This Escrow Agreement is made for the benefit of MBFC and the Company and the holders from time to time of the Defeased Bonds, and it shall not be repealed, revoked, altered or amended without the written consent of the holders of 100% of the outstanding Defeased Bonds which have not then been paid in accordance with this Escrow Agreement. Notwithstanding the foregoing, however, MBFC and the Company and the Escrow Agent may (upon receipt of an opinion of Bond Counsel satisfactory to MBFC and the Company that the exclusion of interest on the Bonds from the gross income of the holders thereof for federal income tax purposes will not be adversely affected), without the consent of or notice to such holders, enter into such agreements supplemental to this Escrow Agreement as shall not adversely affect the rights of such holders and as shall not be inconsistent with the terms and provisions of this Escrow Agreement, for any one or more of the following purposes;

         (a) to cure any ambiguity or formal defect or omission in this Escrow Agreement;

         (b) to grant to, or confer upon, the Escrow Agent for the benefit of the holders of the Defeased Bonds, any additional rights, remedies or powers that may lawfully be granted to, or conferred upon, such holders or the Escrow Agent; and

         (c) to subject to the trust created by this Escrow Agreement additional funds, securities or properties.

         The Escrow Agent shall be entitled to rely exclusively upon an unqualified opinion of Bond Counsel with respect to compliance with this Section, including the extent, if any, to which any change, modification, addition or elimination affects the rights of the holders of the Defeased Bonds, or that any instrument executed hereunder complies with the conditions and provisions of this Section.

         SECTION 4.2. SEVERABILITY. Any covenant or agreement contained in this Escrow Agreement which are determined by a court of competent jurisdiction to be contrary to law shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Escrow Agreement.

         SECTION 4.3. ESCROW AGREEMENT BINDING. All the covenants, promises and agreements in this Escrow Agreement contained by or on behalf of MBFC and the Company or the Escrow Agent shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         SECTION 4.4. TERMINATION. This Escrow Agreement shall terminate when all transfers and payments required to be made by the Escrow Agent under the provisions hereof shall have been made.

         SECTION 4.5. GOVERNING LAW. This Escrow Agreement shall be governed by the applicable law of the State of Mississippi.

         SECTION 4.6. EXECUTION BY COUNTERPARTS. This Escrow Agreement may be executed in several counterparts, all or any of which shall be regarded for all purposes as one original and shall constitute and be but one and the same instrument,

         IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow Agreement to be executed by its duly authorized officers or officials.

    (SEAL)                     MISSISSIPPI BUSINESS FINANCE
                               CORPORATION (acting for and on behalf
                               of the State of Mississippi)

By: /s/ [ILLEGIBLE]            By: /s/ [ILLEGIBLE]
    ---------------------          --------------------------
                               Its:--------------------------

    (SEAL)                     MERIDIAN LAMPS, INC.

    ATTEST:

By: /s/ THOMAS M. BLUTH        By: /s/ O. RAPPAPORT
    ---------------------          --------------------------
                               Its: Vice President

    (SEAL)                     BANK OF MISSISSIPPI

    ATTEST:

By: /s/ DOYLE MOORHEAD         By: /s/ LISA NEELD
    ---------------------          --------------------------
                               Its: Trust Officer

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

                                   SCHEDULE A

                       DESCRIPTION OF ESCROWED SECURITIES

United States Treasury Obligations-State and Local Government Series are the Government Obligations which are listed on Exhibit C to the KPMG Peat Marwick, LLP Verification Report, which is included in the Transcript for the Defeasance of the Bonds.

                                   SCHEDULE B

                     MATURITY SCHEDULES FOR DEFEASED BONDS

Maturity Schedule for the Defeased Bonds is included as Schedule B-2 to the KPMG Peat Marwick, LLP Verification Report, which is included in the Transcript for Defeasance of the Bonds.